Loss Per Share	12 Months Ended
Dec. 31, 2021
Earnings Per Share [Abstract]
LOSS PER SHARE

NOTE 23 — LOSS PER SHARE:

Net loss per share is computed by dividing the net loss by the weighted average number of common shares outstanding. The calculation of the basic and diluted earnings per share is the same for all periods presented, as the effect of the potential common shares equivalents is anti-dilutive due to the Company’s net loss position for all periods presented.

The following table sets forth the computation of basic and diluted net earnings (losses) per share attributable to MICT Inc:

	Year ended December 31,
(USD in thousands)	2021	2020
Numerator:
Amount for basic loss per share	$(36,428)	$(22,992)
Effect of dilutive instruments	—	—

Amount for diluted loss per share	(36,428)	(22,992)
Denominator:
Denominator for basic earnings per share – weighted average of shares	112,562,199	27,623,175
Loss per share attributable to MICT Inc.:
Basic and diluted continued operation	$(0.32)	$(0.83)